SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 23, 2006

Series 2005-1G WST Trust

Westpac Securitisation Management Pty Limited

Westpac Banking Corporation

(Exact Name of Issuing Entities, Depositor/Registrant and Sponsor as specified in their respective charters)

New South Wales

(State or Other Jurisdiction of Incorporation of Registrant)

333-32944-01	Not applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

Level 20, 275 Kent Street, Sydney, NSW 2000, Australia	Not applicable
(Address of Principal Executive Offices)	(Zip Code)

011 61 (2) 8253-1502

(Registrant’s Telephone Number, Including Area Code)

Former address: Level 25, 60 Martin Place, Sydney, NSW 2000, Australia

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY STATEMENT

Item 9.01 Financial Statements and Exhibits

The following text amends and restates the entirety of the Form 8K for the Coupon Period ending March 23, 2006, which was filed on March 28, 2006.

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

CURRENT REPORT

Pursuant to Rule 13 or 15d-16 of

the Securities Exchange Act of 1934

For the Coupon Period ending

March 23, 2006

Westpac Securitisation Management Pty Limited,

in its capacity as trust manager

of the Series 2005-1G WST Trust

New South Wales	333-32944	98-0181944
State of Incorporation	Commission File Number	IRS Employer No.

Level 25, 60 Martin Place, Sydney, NSW 2000, Australia

(Address of principal executive offices)

Registrant’s telephone number

+612 8254 3176

NOTEHOLDERS REPORT - SERIES 2005-1G WST TRUST

Date of Report - Determination Date 17-Mar-06

Housing Loan Collection Period	10-Dec-05 to 11-Mar-06
(inclusive)	(inclusive)

Days in Collection Period 92

Coupon Period - Class A1	23-Dec-05 to 23-Mar-06
(inclusive)	(exclusive)

Days in Coupon Period - Class A1 90

Coupon Period - Class A2	23-Dec-05 to 23-Mar-06
(inclusive)	(exclusive)

Days in Coupon Period - Class A2 90

Coupon Period - Class B	23-Dec-05 to 23-Mar-06
(inclusive)	(exclusive)

Days in Coupon Period - Class B 90

3 month BBSW at beginning of coupon period	5.63500%
3 Month USD-LIBOR	4.50375%

Foreign Exchange Rate	0.7740
Available Income	25,204,794.42
Total Available Funds	25,204,794.42
Accrued Interest Adjustment	0.00
Redraws Made This Period	57,876,017.95
Redraw Shortfall	0.00
Redraw Facility Draw	0.00
RFS Issued This Period	0.00
Trust Expenses	1,089,481.52
Total Payments	21,586,710.54
Payment Shortfall	0.00
Principal Draw This Period	0.00
Total Principal Draws Outstanding	0.00
Gross Principal Collections	176,717,084.27
Principal Collections	118,841,066.32
Excess Available Income	3,618,083.88
Excess Collections Distribution	2,114,788.34
Liquidity Shortfall	0.00
Liquidity Net Draw / (Repayment) this period	0.00
Remaining Liquidity Shortfall	0.00
Liquidation Loss	0.00
Principal Charge Offs	0.00
Prepayment Benefit Shortfall	0.00
Average Daily Balance for Qtr	1,337,534,766.42
Subordinated Percentage	1.9171%
Initial Subordinated Percentage	1.3863%
Average Quarterly Percentage	0.20238%

	Principal/100,000	Coupon/100,000
Class A1	6,185.8094	816.5556 usd
Class A2	6,185.8094	1,016.8924 (per10,000) aud
Class B	0.0000	1,458.4932 (per10,000) aud

	Stated Amount - AUD	Equivalent Percentage	Forex Percentage
Class A1	926,992,235.38	72.38593%	1.00000
Class A2	326,132,722.82	25.46668%
Class B	27,500,000.00	2.14739%
RFS	0.00	0.00000%	0.00000
	1,280,624,958.20	100.00000%	100.00000%

	Stated Amount - USD	Bond Factor
Class A1	717,491,990.18	0.6522654
Class A2	252,426,727.46	0.6522654
Class B	21,285,000.00	1.0000000
RFS	0.00	0.00
	991,203,717.64

Chargeoffs	0.00	Carryover ChargeOffs	0.00

$A
Scheduled principal	$10,894,858
Unscheduled principal	$107,946,208
Principal Collections	$118,841,066

Fixed Interest Rate Housing Loan	$10,184,446
Variable Rate Housing Loans	$1,270,440,512
$1,280,624,958

DELINQUENCY STATISTICS

Collection Period Ended: 11 March 2006

Number of Loans	Current		Installment	% by	% by
Current	8,952	1,220,354,564	10,643,389	95.79%	95.29%
1 - 29 Days	356	54,294,257	403,180	3.81%	4.24%
30 - 59 Days	23	3,384,436	25,120	0.25%	0.26%
60 - 89 Days	6	1,225,423	8,499	0.06%	0.05%
90 - 119 Days	5	631,911	4,595	0.05%	0.05%
120 - 149 Days	0	0	0	0	0
150 - 179 Days	3	593,982	4,318	0.03%	0.10%
180+ Days	1	140,385	973	0.01%	0.01%

TOTAL	9,346	1,280,624,958	11,090,074	100.00%	100.00%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 2005-1G WST Trust, by the undersigned, thereunto duly authorized.

Westpac Securitisation
Management Pty Limited, as
Trust Manager for the
Series 2005-1G WST
Trust, (Registrant)

Dated: 28 March 2006

By:	/s/ Ramesh Raghuraman
Name:	Ramesh Raghuraman
Title:	Trust Manager

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westpac Securitisation Management Pty Limited
(Registrant)

Dated: September 26, 2006	By:	/s/ Ramesh Raghuraman
	Name:	Ramesh Raghuraman
	Title:	Manager Securitisation